Exhibit 99.2

Supplemental Financial Information

First Quarter 2023

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2022.

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Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2023

This document is a financial supplement to our first quarter 2023 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

• Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude e-TeleQuote transaction-related expenses/recoveries and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares which were acquired for no additional consideration. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

• Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

• IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2023, we adopted FASB ASU 2018-12 "Targeted Improvements to the Accounting for Long-Duration Contracts" (or "LDTI"). The impact of LDTI on our financial statements is significant, as it requires us to make changes to the way we calculate future policy benefit reserves on our term life insurance product and discontinued product lines issued by our New York subsidiary. LDTI also requires changes to the way we amortize deferred acquisition costs for these products as well as Canadian Segregated funds. We have restated our 12/31/2021 balance sheet and 2022 financial statements in this document as it was necessary to present historical periods on a comparable basis with future period results

Also effective January 1, 2023, we no longer allocate a portion of net investment income to the Term Life Insurance segment, and all net investment income will be recorded in the Corporate & Other Distributed Products segment. As such, we have retrospectively restated for comparison purposes the 2022 income statements in this document for the Term Life Insurance and Corporate and Other Distributed Product Segments.

In this document, we have also included estimated term life issued policy counts by quarter for 2022 adjusting issued policies to a single life per policy basis to facilitate comparisons going forward.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,277,830	$3,191,154	$3,048,974	$2,981,598	$3,141,919	$3,246,388
Securities held to maturity	1,379,100	1,390,310	1,415,940	1,433,760	1,444,920	1,460,000
Total investments and cash	4,656,930	4,581,464	4,464,914	4,415,358	4,586,839	4,706,388
Due from reinsurers	4,218,704	3,692,660	3,359,054	3,160,111	3,176,397	3,179,074
Deferred policy acquisition costs	2,959,654	3,033,186	3,088,172	3,133,408	3,194,029	3,256,845
Goodwill	179,154	179,154	187,707	127,707	127,707	127,707
Other assets	1,367,435	1,253,840	1,217,898	1,206,368	1,227,459	1,195,710
Separate account assets	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968
Total assets	$16,181,869	$15,437,194	$14,676,732	$14,249,560	$14,618,147	$14,795,692

Liabilities:
Future policy benefits	$8,594,476	$7,332,290	$6,606,150	$6,094,187	$6,297,911	$6,561,624
Other policy liabilities	1,103,642	1,108,047	999,789	1,005,195	1,037,440	996,747
Income taxes	15,311	95,302	167,560	217,364	202,462	199,394
Other liabilities	669,631	683,865	646,660	659,582	626,773	659,734
Debt obligations	607,102	598,303	592,504	592,705	592,905	593,106
Surplus note	1,378,585	1,389,811	1,415,457	1,433,293	1,444,469	1,459,565
Payable under securities lending	94,529	93,171	96,603	80,754	100,938	74,452
Separate account liabilities	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968
Total liabilities	15,263,269	13,997,680	12,883,710	12,289,687	12,608,615	12,874,590

Redeemable noncontrolling interest	$7,271	$4,616	$2,233	$—	$—	$—

Stockholders’ equity:
Common stock ($0.01 par value) (1)	394	388	378	370	368	364
Paid-in capital	5,224	(0)	(0)	(0)	(0)	—
Retained earnings	2,074,111	2,083,693	2,068,690	2,033,368	2,130,935	2,151,771
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)
Effect of change in discount rate assumptions on the liability for future policy benefits	(1,240,727)	(594,586)	(104,894)	195,563	131,295	(11,679)
Cumulative translation adjustment	8,553	11,842	2,362	(16,514)	(12,196)	(11,198)
Total stockholders’ equity (2)	911,330	1,434,897	1,790,789	1,959,874	2,009,532	1,921,102
Total liabilities and stockholders' equity	$16,181,869	$15,437,194	$14,676,732	$14,249,560	$14,618,147	$14,795,692

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$911,330	$1,434,897	$1,790,789	$1,959,874	$2,009,532	$1,921,102
Less: Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(1,240,727)	(594,586)	(104,894)	195,563	131,295	(11,679)
Adjusted stockholders’ equity	$2,088,281	$2,095,922	$2,071,430	$2,017,224	$2,119,107	$2,140,938

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period		$2,088,281	$2,095,922	$2,071,430	$2,017,224	$2,119,107
Net Income attributable to Primerica, Inc.		115,039	125,168	76,777	143,956	125,106
Shareholder dividends		(21,645)	(21,178)	(20,571)	(20,389)	(23,910)
Retirement of shares and warrants		(103,862)	(127,963)	(97,515)	(32,098)	(96,323)
Net foreign currency translation adjustment		3,289	(9,480)	(18,876)	4,318	998
Other, net		14,820	8,961	5,979	6,096	15,960
Balance, end of period		$2,095,922	$2,071,430	$2,017,224	$2,119,107	$2,140,938

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period		$2,959,654	$3,033,186	$3,088,172	$3,133,408	$3,194,029
General expenses deferred		9,519	9,321	9,726	9,283	10,777
Commission costs deferred		123,739	119,794	119,734	113,479	118,386
Amortization of deferred policy acquisition costs		(63,223)	(64,200)	(65,447)	(66,236)	(67,358)
Foreign currency impact and other, net		3,496	(9,930)	(18,777)	4,095	1,011
Balance, end of period		$3,033,186	$3,088,172	$3,133,408	$3,194,029	$3,256,845

(1)
Outstanding common shares exclude restricted stock units.
(2)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

														YOY Q1							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2022		Q2 2022		Q3 2022		Q4 2022		Q1 2023		Q2 2023	Q3 2023	Q4 2023	$ Change		% Change	YTD 2022		YTD 2023		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525					(2,511,478)		-6.4%	39,221,003		36,709,525		(2,511,478)		-6.4%

Net income attributable to Primerica, Inc.	$115,039		$125,168		$76,777		$143,956		$125,106					$10,067		8.8%	$115,039		$125,106		$10,067		8.8%
Less income attributable to unvested participating securities	(477)		(554)		(362)		(690)		(565)					(89)		-18.6%	(477)		(565)		(89)		-18.6%
Net income used in computing basic EPS	$114,562		$124,614		$76,415		$143,267		$124,541					$9,978		8.7%	$114,562		$124,541		$9,978		8.7%
Basic earnings per share	$2.92		$3.25		$2.04		$3.87		$3.39					$0.47		16.1%	$2.92		$3.39		$0.47		16.1%

Adjusted net operating income	$116,954		$127,922		$138,897		$142,040		$128,891					$11,937		10.2%	$116,954		$128,891		$11,937		10.2%
Less operating income attributable to unvested participating securities	(484)		(566)		(655)		(681)		(564)					(80)		-16.4%	(484)		(564)		(80)		-16.4%
Adjusted net operating income used in computing basic operating EPS	$116,469		$127,356		$138,243		$141,359		$128,327					$11,857		10.2%	$116,469		$128,327		$11,857		10.2%
Basic adjusted operating income per share	$2.97		$3.32		$3.69		$3.82		$3.50					$0.53		17.7%	$2.97		$3.50		$0.53		17.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525					(2,511,478)		-6.4%	39,221,003		36,709,525		(2,511,478)		-6.4%
Dilutive impact of contingently issuable shares	110,941		115,058		102,810		107,245		94,123					(16,818)		-15.2%	110,941		94,123		(16,818)		-15.2%
Shares used to calculate diluted EPS	39,331,944		38,500,578		37,541,064		37,081,212		36,803,648					(2,528,296)		-6.4%	39,331,944		36,803,648		(2,528,296)		-6.4%

Net income attributable to Primerica, Inc.	$115,039		$125,168		$76,777		$143,956		$125,106					$10,067		8.8%	$115,039		$125,106		$10,067		8.8%
Less income attributable to unvested participating securities	(475)		(552)		(361)		(688)		(582)					(107)		-22.5%	(475)		(582)		(107)		-22.5%
Net income used in computing diluted EPS	$114,564		$124,615		$76,415		$143,268		$124,524					$9,960		8.7%	$114,564		$124,524		$9,960		8.7%
Diluted earnings per share	$2.91		$3.24		$2.04		$3.86		$3.38					$0.47		16.2%	$2.91		$3.38		$0.47		16.2%

Adjusted net operating income	$116,954		$127,922		$138,897		$142,040		$128,891					$11,937		10.2%	$116,954		$128,891		$11,937		10.2%
Less operating income attributable to unvested participating securities	(483)		(564)		(653)		(679)		(581)					(98)		-20.2%	(483)		(581)		(98)		-20.2%
Adjusted net operating income used in computing diluted operating EPS	$116,471		$127,357		$138,244		$141,361		$128,310					$11,839		10.2%	$116,471		$128,310		$11,839		10.2%
Diluted adjusted operating income per share	$2.96		$3.31		$3.68		$3.81		$3.49					$0.53		17.7%	$2.96		$3.49		$0.53		17.7%

														YOY Q1							YOY YTD
	Q1 2022		Q2 2022		Q3 2022		Q4 2022		Q1 2023					$ Change		% Change	YTD 2022		YTD 2023		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,173,114		$1,612,843		$1,875,331		$1,984,703		$1,965,317					$792,203		67.5%	$1,173,114		$1,965,317		$792,203		67.5%
Average adjusted stockholders' equity (1)	$2,092,102		$2,083,676		$2,044,327		$2,068,165		$2,130,022					$37,920		1.8%	$2,092,102		$2,130,022		$37,920		1.8%

Net income attributable to Primerica, Inc. return on stockholders' equity	39.2%		31.0%		16.4%		29.0%		25.5%					-13.8%		nm	39.2%		25.5%		-13.8%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.0%		24.0%		15.0%		27.8%		23.5%					1.5%		nm	22.0%		23.5%		1.5%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.4%		24.6%		27.2%		27.5%		24.2%					1.8%		nm	22.4%		24.2%		1.8%		nm

Capital Structure
Debt-to-capital (2)	29.4%		24.9%		23.2%		22.8%		23.6%					-5.8%		nm	29.4%		23.6%		-5.8%		nm
Debt-to-capital, excluding AOCI (2)	22.3%		22.3%		22.6%		21.8%		21.6%					-0.7%		nm	22.3%		21.6%		-0.7%		nm

Cash and invested assets to stockholders' equity	3.2	x	2.5	x	2.3	x	2.3	x	2.4	x				(0.7	x)	nm	3.2	x	2.4	x	(0.7	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x				0.0	x	nm	2.2	x	2.2	x	0.0	x	nm

Share count, end of period (3)	38,751,885		37,768,052		37,026,600		36,824,428		36,407,876					(2,344,009)		-6.0%	38,751,885		36,407,876		(2,344,009)		-6.0%
Adjusted stockholders' equity per share	$54.09		$54.85		$54.48		$57.55		$58.80					$4.72		8.7%	$54.09		$58.80		$4.72		8.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1					nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-					nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+					nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1					nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-					nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-					nm		nm	nm		nm		nm		nm

(1)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.
(2)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$798,666	$808,894	$810,079	$812,481	$817,872				$19,206	2.4%	$798,666	$817,872	$19,206	2.4%
Ceded premiums	(399,885)	(419,048)	(404,870)	(406,088)	(405,347)				(5,462)	-1.4%	(399,885)	(405,347)	(5,462)	-1.4%
Net premiums	398,781	389,846	405,209	406,393	412,525				13,745	3.4%	398,781	412,525	13,745	3.4%
Net investment income	18,905	21,284	24,346	28,530	31,065				12,160	64.3%	18,905	31,065	12,160	64.3%
Commissions and fees:
Sales-based (1)	103,242	88,701	67,962	66,473	72,388				(30,853)	-29.9%	103,242	72,388	(30,853)	-29.9%
Asset-based (2)	113,112	108,101	107,483	105,357	111,904				(1,208)	-1.1%	113,112	111,904	(1,208)	-1.1%
Account-based (3)	21,541	22,592	22,910	23,348	22,790				1,249	5.8%	21,541	22,790	1,249	5.8%
Other commissions and fees	13,905	21,294	27,113	31,542	24,464				10,559	75.9%	13,905	24,464	10,559	75.9%
Investment (losses) gains	751	(1,892)	(2,699)	2,846	(4,608)				(5,359)	nm	751	(4,608)	(5,359)	nm
Other, net	20,988	18,755	20,964	22,451	19,508				(1,481)	-7.1%	20,988	19,508	(1,481)	-7.1%
Total revenues	691,225	668,681	673,288	686,940	690,036				(1,189)	-0.2%	691,225	690,036	(1,189)	-0.2%
Benefits and expenses:
Benefits and claims	168,288	153,071	164,092	165,742	168,702				414	0.2%	168,288	168,702	414	0.2%
Future policy benefits remeasurement (gain)/loss	(1,272)	(627)	988	433	(508)				765	60.1%	(1,272)	(508)	765	60.1%
Amortization of DAC	63,223	64,200	65,447	66,236	67,358				4,136	6.5%	63,223	67,358	4,136	6.5%
Insurance commissions	7,721	7,594	7,666	7,280	8,138				417	5.4%	7,721	8,138	417	5.4%
Insurance expenses	59,509	59,461	57,552	58,883	61,125				1,616	2.7%	59,509	61,125	1,616	2.7%
Sales commissions:
Sales-based (1)	74,606	63,403	48,775	47,927	52,452				(22,154)	-29.7%	74,606	52,452	(22,154)	-29.7%
Asset-based (2)	53,366	50,876	51,549	51,047	54,276				910	1.7%	53,366	54,276	910	1.7%
Other sales commissions	5,952	5,484	5,592	4,187	4,147				(1,805)	-30.3%	5,952	4,147	(1,805)	-30.3%
Interest expense	6,853	6,814	6,802	6,768	6,690				(163)	-2.4%	6,853	6,690	(163)	-2.4%
Contract acquistion costs (4)	20,649	19,384	13,446	14,952	14,984				(5,665)	-27.4%	20,649	14,984	(5,665)	-27.4%
Other operating expenses	86,434	79,728	73,790	80,443	89,534				3,100	3.6%	86,434	89,534	3,100	3.6%
Goodwill impairment	—	—	60,000	—	—				—	#DIV/0!	—	—	—	#DIV/0!
Loss on extinguishment of debt	—	—	—	—	—				—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	545,329	509,389	555,697	503,898	526,899				(18,430)	-3.4%	545,329	526,899	(18,430)	-3.4%
Income before income taxes	145,896	159,292	117,591	183,041	163,137				17,241	11.8%	145,896	163,137	17,241	11.8%
Income taxes	33,511	36,509	40,815	39,085	38,031				4,520	13.5%	33,511	38,031	4,520	13.5%
Net income	112,385	122,784	76,777	143,956	125,106				12,721	11.3%	112,385	125,106	12,721	11.3%
Net income attributable to noncontrolling interests	(2,654)	(2,384)	—	—	—				2,654	100.0%	(2,654)	—	2,654	100.0%
Net Income attributable to Primerica, Inc.	$115,039	$125,168	$76,777	$143,956	$125,106				$10,067	8.8%	$115,039	$125,106	$10,067	8.8%

Income Before Income Taxes by Segment
Term Life	$118,575	$125,034	$128,168	$128,470	$126,735				$8,160	6.9%	$118,575	$126,735	$8,160	6.9%
Investment & Savings Products	67,038	63,017	59,222	56,612	56,107				(10,931)	-16.3%	67,038	56,107	(10,931)	-16.3%
Senior Health	(23,085)	(16,150)	(63,723)	4,285	(3,762)				19,324	83.7%	(23,085)	(3,762)	19,324	83.7%
Corporate & Other Distributed Products	(16,632)	(12,609)	(6,075)	(6,325)	(15,944)				688	4.1%	(16,632)	(15,944)	688	4.1%
Income before income taxes	$145,896	$159,292	$117,591	$183,041	$163,137				$17,242	11.8%	$145,896	$163,137	$17,242	11.8%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880				$19,626	2.5%	$793,254	$812,880	$19,626	2.5%
Less: Premiums ceded to IPO Coinsurers	234,614	231,805	226,869	224,240	220,240				(14,374)	-6.1%	234,614	220,240	(14,374)	-6.1%
Term Life adjusted direct premiums	$558,640	$571,648	$577,717	$583,556	$592,640				$34,000	6.1%	$558,640	$592,640	$34,000	6.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,446)	$(417,406)	$(403,416)	$(404,174)	$(404,044)				$(5,597)	-1.4%	$(398,446)	$(404,044)	$(5,597)	-1.4%
Less: Premiums ceded to IPO Coinsurers	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)				14,374	6.1%	(234,614)	(220,240)	14,374	6.1%
Term Life other ceded premiums	$(163,832)	$(185,601)	$(176,548)	$(179,935)	$(183,804)				$(19,971)	-12.2%	$(163,832)	$(183,804)	$(19,971)	-12.2%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$18,905	$21,284	$24,346	$28,530	$31,065				$12,160	64.3%	$18,905	$31,065	$12,160	64.3%
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)				nm	nm	(2,099)	(327)	nm	nm
Adjusted net investment income	$21,004	$22,538	$24,414	$28,940	$31,392				$10,388	49.5%	$21,004	$31,392	$10,388	49.5%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$86,434	$79,728	$73,790	$80,443	$89,534				$3,100	3.6%	$86,434	$89,534	$3,100	3.6%
Less: eTeleQuote transaction-related costs	900	(2,892)	—	—	—				nm	nm	900	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	256	3,328	—	—	—				nm	nm	256	—	nm	nm
Adjusted other operating expenses	$85,278	$79,292	$73,790	$80,443	$89,534				$4,256	5.0%	$85,278	$89,534	$4,256	5.0%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$691,225	$668,681	$673,288	$686,940	$690,036				$(1,189)	-0.2%	$691,225	$690,036	$(1,189)	-0.2%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)				nm	nm	751	(4,608)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)				nm	nm	(2,099)	(327)	nm	nm
Adjusted operating revenues	$692,573	$671,827	$676,056	$684,503	$694,972				$2,398	0.3%	$692,573	$694,972	$2,398	0.3%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$145,896	$159,292	$117,591	$183,041	$163,137				$17,241	11.8%	$145,896	$163,137	$17,241	11.8%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)				nm	nm	751	(4,608)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)				nm	nm	(2,099)	(327)	nm	nm
Less: eTeleQuote transaction-related costs	(900)	2,892	—	—	—				nm	nm	(900)	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—				nm	nm	(256)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—				nm	nm	(3,668)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—				nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$152,068	$166,003	$180,359	$180,605	$168,073				$16,005	10.5%	$152,068	$168,073	$16,005	10.5%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$112,385	$122,784	$76,777	$143,956	$125,106				$12,721	11.3%	$112,385	$125,106	$12,721	11.3%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)				nm	nm	751	(4,608)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)				nm	nm	(2,099)	(327)	nm	nm
Less: e-TeleQuote transaction-related costs	(900)	2,892	—	—	—				nm	nm	(900)	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—				nm	nm	(256)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—				nm	nm	(3,668)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—				nm	nm	—	—	nm	nm
Less: Tax impact of reconciling items	1,603	1,573	647	(520)	1,151				nm	nm	1,603	1,151	nm	nm
Adjusted net operating income	$116,954	$127,922	$138,897	$142,040	$128,891				$11,937	10.2%	$116,954	$128,891	$11,937	10.2%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,085)	$(16,150)	$(63,723)	$4,285	$(3,762)				$19,324	83.7%	$(23,085)	$(3,762)	$19,324	83.7%
Less: e-TeleQuote transaction-related costs	(399)	(66)	—	—	—				nm	nm	nm	nm	nm	nm
Less: Noncontrolling interest	(3,668)	(3,129)	—	—	—				nm	nm	nm	nm	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—				nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)				$15,256	80.2%	$(19,018)	$(3,762)	$15,256	80.2%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(16,632)	$(12,609)	$(6,075)	$(6,325)	$(15,944)				$688	4.1%	$(16,632)	$(15,944)	$688	4.1%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)				nm	nm	nm	nm	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)				nm	nm	nm	nm	nm	nm
Less: e-TeleQuote transaction-related costs	(501)	2,958	—	—	—				nm	nm	nm	nm	nm	nm
Less: Equity comp for awards exchanged during acquistion	(256)	(3,328)	—	—	—				nm	nm	nm	nm	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—				nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)				$3,519	24.2%	$(14,527)	$(11,008)	$3,519	24.2%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$793,254	$803,453	$804,586	$807,796	$812,880				$19,626	2.5%	$793,254	$812,880	$19,626	2.5%
Premiums ceded to IPO coinsurers (1)	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)				14,374	6.1%	(234,614)	(220,240)	14,374	6.1%
Adjusted direct premiums (2)	558,640	571,648	577,717	583,556	592,640				34,000	6.1%	558,640	592,640	34,000	6.1%
Other ceded premiums (3)	(163,832)	(185,601)	(176,548)	(179,935)	(183,804)				(19,971)	-12.2%	(163,832)	(183,804)	(19,971)	-12.2%
Net premiums	394,808	386,047	401,169	403,621	408,836				14,028	3.6%	394,808	408,836	14,028	3.6%
Other, net	12,175	12,374	13,419	12,352	12,233				58	0.5%	12,175	12,233	58	0.5%
Revenues	406,983	398,421	414,588	415,974	421,069				14,086	3.5%	406,983	421,069	14,086	3.5%

Benefits and expenses:
Benefits and claims	166,407	149,328	161,283	161,769	164,375				(2,032)	-1.2%	166,407	164,375	(2,032)	-1.2%
Future policy benefits remeasurement (gain)/loss	(1,434)	(663)	1,072	(526)	(31)				1,403	97.9%	(1,434)	(31)	1,403	97.9%
Amortization of DAC	61,369	62,538	63,631	64,813	65,503				4,134	6.7%	61,369	65,503	4,134	6.7%
Insurance commissions	3,793	3,854	3,964	3,724	4,590				797	21.0%	3,793	4,590	797	21.0%
Insurance expenses	58,272	58,329	56,471	57,723	59,896				1,624	2.8%	58,272	59,896	1,624	2.8%
Benefits and expenses	288,408	273,387	286,421	287,504	294,334				5,926	2.1%	288,408	294,334	5,926	2.1%
Income before income taxes	$118,575	$125,034	$128,168	$128,470	$126,735				$8,160	6.9%	$118,575	$126,735	$8,160	6.9%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$448,657	$460,061	$465,354	$469,565	$477,227				$28,570	6.4%	$448,657	$477,227	$28,570	6.4%
Pre-IPO direct premiums (5)	344,597	343,392	339,232	338,230	335,652				(8,945)	-2.6%	344,597	335,652	(8,945)	-2.6%
Total direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880				$19,626	2.5%	$793,254	$812,880	$19,626	2.5%

Premiums ceded to IPO coinsurers	$234,614	$231,805	$226,869	$224,240	$220,240				$(14,374)	-6.1%	$234,614	$220,240	$(14,374)	-6.1%
% of Pre-IPO direct premiums	68.1%	67.5%	66.9%	66.3%	65.6%				nm	nm	68.1%	65.6%	nm	nm

Benefits and claims, net (6)	$328,805	$334,266	$338,903	$341,178	$348,148				$19,343	5.9%	$328,805	$348,148	$19,343	5.9%
% of adjusted direct premiums	58.9%	58.5%	58.7%	58.5%	58.7%				nm	nm	58.9%	58.7%	nm	nm

DAC amortization & insurance commissions	$65,163	$66,393	$67,595	$68,537	$70,093				$4,931	7.6%	$65,163	$70,093	$4,931	7.6%
% of adjusted direct premiums	11.7%	11.6%	11.7%	11.7%	11.8%				nm	nm	11.7%	11.8%	nm	nm

Insurance expenses, net (7)	$46,097	$45,955	$43,052	$45,371	$47,663				$1,566	3.4%	$46,097	$47,663	$1,566	3.4%
% of adjusted direct premiums	8.3%	8.0%	7.5%	7.8%	8.0%				nm	nm	8.3%	8.0%	nm	nm

Total Term Life income before income taxes	$118,575	$125,034	$128,168	$128,470	$126,735				$8,160	6.9%	$118,575	$126,735	$8,160	6.9%
Term Life operating margin (8)	21.2%	21.9%	22.2%	22.0%	21.4%				nm	nm	21.2%	21.4%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	129,515	130,206	132,149	134,313	135,208				5,693	4.4%	129,515	135,208	5,693	4.4%
New life-licensed representatives	9,983	11,529	12,518	11,117	11,118				1,135	11.4%	9,983	11,118	1,135	11.4%
Non-renewal and terminated representatives	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)				(604)	-6.5%	(9,292)	(9,896)	(604)	-6.5%
Life-insurance licensed sales force, end of period	130,206	132,149	134,313	135,208	136,430				6,224	4.8%	130,206	136,430	6,224	4.8%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$65.5	$72.3	$68.0	$66.0	$70.7				$5.3	8.0%	$65.5	$70.7	$5.3	8.0%
Additions and increases in premium	18.4	20.6	19.5	18.2	18.2				(0.2)	-0.9%	18.4	18.2	(0.2)	-0.9%
Total estimated annualized issued term life premium	$83.8	$92.9	$87.5	$84.2	$88.9				$5.1	6.1%	$83.8	$88.9	$5.1	6.1%

Issued term life policies	71,324	76,946	71,104	72,544	84,561				13,237	18.6%	71,324	84,561	13,237	18.6%
Estimated average annualized issued term life premium per policy (1)(2)	$918	$940	$957	$910	$836				$(82)	-8.9%	$918	$836	$(82)	-8.9%
Adjusted issued term life policies (3)	$83,050	$89,316	$81,372	$79,282	$84,561				$1,511	1.8%	$83,050	$84,561	$1,511	1.8%
Adjusted estimated average annualized issued term life premium per policy (1)(2)	$788	$810	$836	$833	$836				$48	6.1%	$788	$836	$48	6.1%

Term life face amount in-force, beginning of period ($mills)	$903,404	$909,632	$914,438	$912,785	$916,808				$13,404	1.5%	$903,404	$916,808	$13,404	1.5%
Issued term life face amount (4)	24,773	27,651	26,049	25,349	28,124				3,352	13.5%	24,773	28,124	3,352	13.5%
Terminated term life face amount	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)				(2,424)	-12.2%	(19,787)	(22,210)	(2,424)	-12.2%
Foreign currency impact, net	1,242	(3,547)	(6,669)	1,450	124				(1,119)	-90.1%	1,242	124	(1,119)	-90.1%
Term life face amount in-force, end of period	$909,632	$914,438	$912,785	$916,808	$922,845				$13,213	1.5%	$909,632	$922,845	$13,213	1.5%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Provided for comparability of year-over-year results of term life issued policies and reflects the estimated number of policies issued after adjusting for a consistent basis of insured lives per policy following the Q4 2022 new product launch
(4)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$103,242	$88,701	$67,962	$66,473	$72,388				$(30,853)	-29.9%	$103,242	$72,388	$(30,853)	-29.9%
Asset-based	113,112	108,101	107,483	105,357	111,904				(1,208)	-1.1%	113,112	111,904	(1,208)	-1.1%
Account-based	21,541	22,592	22,910	23,348	22,790				1,249	5.8%	21,541	22,790	1,249	5.8%
Other, net	3,144	3,022	3,342	3,102	3,120				(24)	-0.8%	3,144	3,120	(24)	-0.8%
Revenues	241,039	222,416	201,697	198,280	210,202				(30,836)	-12.8%	241,039	210,202	(30,836)	-12.8%

Benefits and expenses:
Amortization of DAC	1,446	1,421	1,378	1,336	1,493				46	3.2%	1,446	1,493	46	3.2%
Insurance commissions	3,646	3,450	3,419	3,320	3,308				(338)	-9.3%	3,646	3,308	(338)	-9.3%
Sales commissions:
Sales-based	74,606	63,403	48,775	47,927	52,452				(22,154)	-29.7%	74,606	52,452	(22,154)	-29.7%
Asset-based	53,366	50,876	51,549	51,047	54,276				910	1.7%	53,366	54,276	910	1.7%
Other operating expenses	40,936	40,249	37,355	38,038	42,567				1,631	4.0%	40,936	42,567	1,631	4.0%
Benefits and expenses	174,001	159,398	142,476	141,669	154,095				(19,905)	-11.4%	174,001	154,095	(19,905)	-11.4%
Income before income taxes	$67,038	$63,017	$59,222	$56,612	$56,107				$(10,931)	-16.3%	$67,038	$56,107	$(10,931)	-16.3%

Financial Analysis

Fees paid based on client asset values (1)	$8,037	$7,917	$7,980	$8,004	$8,034				$(3)	nm	$8,037	$8,034	$(3)	nm
Fees paid based on fee-generating positions (2)	10,948	9,974	9,486	9,665	11,528				580	5.3%	10,948	11,528	580	5.3%
Other operating expenses	21,951	22,358	19,889	20,369	23,005				1,054	4.8%	21,951	23,005	1,054	4.8%
Total other operating expenses	$40,936	$40,249	$37,355	$38,038	$42,567				$1,631	4.0%	$40,936	$42,567	$1,631	4.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.20%	1.27%	1.23%	1.21%	1.21%				nm	nm	1.20%	1.21%	nm	nm
Canada	1.00%	0.78%	0.32%	0.31%	0.33%				nm	nm	1.00%	0.33%	nm	nm
Total	1.16%	1.21%	1.17%	1.15%	1.13%				nm	nm	1.16%	1.13%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.040%	0.042%	0.040%	0.042%				nm	nm	0.039%	0.042%	nm	nm
Canada	0.108%	0.106%	0.105%	0.103%	0.102%				nm	nm	0.108%	0.102%	nm	nm
Total	0.049%	0.051%	0.052%	0.050%	0.052%				nm	nm	0.049%	0.052%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.48	$4.08	$4.31	$4.37	$3.58				nm	nm	$3.48	$3.58	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,298.6	$1,151.4	$931.8	$883.8	$971.7				$(326.9)	-25.2%	$1,298.6	$971.7	$(326.9)	-25.2%
Canada Retail Mutual Funds	437.6	250.6	112.2	112.0	149.8				(287.9)	-65.8%	437.6	149.8	(287.9)	-65.8%
Indexed Annuities	57.5	70.2	55.8	69.2	80.7				23.2	40.4%	57.5	80.7	23.2	40.4%
Variable Annuities and other	668.4	617.3	542.5	548.0	556.4				(112.0)	-16.8%	668.4	556.4	(112.0)	-16.8%
Total sales-based revenue generating product sales	2,462.1	2,089.5	1,642.3	1,612.9	1,758.6				(703.6)	-28.6%	2,462.1	1,758.6	(703.6)	-28.6%
Managed Accounts	453.7	451.3	319.6	288.1	306.1				(147.6)	-32.5%	453.7	306.1	(147.6)	-32.5%
Canada Retail Mutual Funds - no upfront sales comm	82.2	97.5	157.9	156.6	183.4				101.2	123.0%	82.2	183.4	101.2	123.0%
Segregated Funds	67.3	51.3	41.6	35.0	51.9				(15.4)	-22.9%	67.3	51.9	(15.4)	-22.9%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0				$(765.4)	-25.0%	$3,065.4	$2,300.0	$(765.4)	-25.0%

Total Canada Retail Mutual Funds	$519.9	$348.1	$270.2	$268.6	$333.2				$(186.7)	-35.9%	$519.9	$333.2	$(186.7)	-35.9%
Segregated Funds	67.3	51.3	41.6	35.0	51.9				(15.4)	-22.9%	67.3	51.9	(15.4)	-22.9%
Total Canada product sales	587.1	399.4	311.8	303.5	385.0				(202.1)	-34.4%	587.1	385.0	(202.1)	-34.4%
Total U.S. product sales	2,478.2	2,290.1	1,849.7	1,789.0	1,914.9				(563.3)	-22.7%	2,478.2	1,914.9	(563.3)	-22.7%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0				$(765.4)	-25.0%	$3,065.4	$2,300.0	$(765.4)	-25.0%

Client asset values, beginning of period ($mills)	$97,312	$93,708	$82,291	$78,737	$83,949				$(13,363)	-13.7%	$97,312	$83,949	$(13,363)	-13.7%
Inflows	3,065	2,690	2,161	2,093	2,300				(765)	-25.0%	3,065	2,300	(765)	-25.0%
Outflows (1)	(1,900)	(1,797)	(1,447)	(1,444)	(1,658)				242	12.7%	(1,900)	(1,658)	242	12.7%
Net flows	1,166	893	714	649	642				(524)	-44.9%	1,166	642	(524)	-44.9%
Foreign currency impact, net	171	(474)	(802)	174	16				(155)	-90.9%	171	16	(155)	-90.9%
Change in market value, net and other (2)	(4,941)	(11,836)	(3,466)	4,388	3,014				7,955	nm	(4,941)	3,014	7,955	nm
Client asset values, end of period	$93,708	$82,291	$78,737	$83,949	$87,621				$(6,087)	-6.5%	$93,708	$87,621	$(6,087)	-6.5%
Annualized net flows as % of beginning of period asset values	4.8%	3.8%	3.5%	3.3%	3.1%				-1.7%	nm	4.8%	3.1%	-1.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$46,429	$42,870	$40,331	$40,402	$42,096				$(4,333)	-9.3%	$46,429	$42,096	$(4,333)	-9.3%
Canada Retail Mutual Funds	12,119	11,539	10,840	10,759	11,345				(773)	-6.4%	12,119	11,345	(773)	-6.4%
Managed Accounts	7,077	6,960	6,817	6,949	7,338				261	3.7%	7,077	7,338	261	3.7%
Indexed Annuities	2,650	2,677	2,696	2,710	2,729				79	3.0%	2,650	2,729	79	3.0%
Variable Annuities and other	23,218	21,431	20,269	20,137	20,744				(2,474)	-10.7%	23,218	20,744	(2,474)	-10.7%
Segregated Funds	2,710	2,517	2,368	2,299	2,329				(382)	-14.1%	2,710	2,329	(382)	-14.1%
Total	$94,203	$87,994	$83,320	$83,256	$86,581				$(7,622)	-8.1%	$94,203	$86,581	$(7,622)	-8.1%

Canada Retail Mutual Funds	$12,119	$11,539	$10,840	$10,759	$11,345				$(773)	-6.4%	$12,119	$11,345	$(773)	-6.4%
Segregated Funds	2,710	2,517	2,368	2,299	2,329				(382)	-14.1%	2,710	2,329	(382)	-14.1%
Total Canada average client assets	14,829	14,056	13,208	13,058	13,674				(1,155)	-7.8%	14,829	13,674	(1,155)	-7.8%
Total U.S. average client assets	79,374	73,938	70,112	70,198	72,907				(6,467)	-8.1%	79,374	72,907	(6,467)	-8.1%
Total average client assets	$94,203	$87,994	$83,320	$83,256	$86,581				$(7,622)	-8.1%	$94,203	$86,581	$(7,622)	-8.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,243	2,277	2,295	2,309	2,316				73	3.2%	2,243	2,316	73	3.2%
Recordkeeping only	797	812	820	825	829				32	4.1%	797	829	32	4.1%
Total	3,040	3,089	3,115	3,134	3,145				105	3.5%	3,040	3,145	105	3.5%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q1	YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$1,278	$9,343	$14,601	$22,198	$15,755	$14,477	nm	$1,278	$15,755	$14,477	nm
Other, net (2)	4,553	2,471	2,583	5,655	2,955	(1,597)	-35.1%	4,553	2,955	(1,597)	-35.1%
Revenues	5,831	11,814	17,183	27,853	18,710	12,879	nm	5,831	18,710	12,879	nm

Benefits and expenses:
Contract acquisition costs (3)	20,649	19,384	13,446	14,952	14,984	(5,665)	-27.4%	20,649	14,984	(5,665)	-27.4%
Adjusted other operating expenses	7,868	8,514	7,461	8,617	7,488	(380)	-4.8%	7,868	7,488	(380)	-4.8%
Adjusted operating benefits and expenses	28,517	27,898	20,907	23,568	22,471	(6,045)	-21.2%	28,517	22,471	(6,045)	-21.2%

Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$18,925	83.4%	$(22,686)	$(3,762)	$18,925	83.4%
Non-controlling interest before income taxes	(3,668)	(3,129)	—	—	—	3,668	100.0%	(3,668)	—	3,668	100.0%
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)	$15,256	80.2%	$(19,018)	$(3,762)	$15,256	80.2%

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$18,925	83.4%	$(22,686)	$(3,762)	$18,925	83.4%
Less: Amortization of intangibles	(2,600)	(2,800)	(2,800)	(2,800)	(2,800)	(200)	-7.7%	(2,600)	(2,800)	(200)	-7.7%
Less: Depreciation	(245)	(226)	(221)	(211)	(200)	45	18.3%	(245)	(200)	45	18.3%
Adjusted EBITDA (Including non-controlling interest) (4)	$(19,841)	$(13,058)	$(703)	$7,297	$(762)	$19,080	96.2%	$(19,841)	$(762)	$19,080	96.2%

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	26,231	19,652	16,095	23,060	19,826	(6,405)	-24.4%	26,231	19,826	(6,405)	-24.4%
Senior Health approved policies (6)	23,594	17,925	14,862	20,705	18,413	(5,181)	-22.0%	23,594	18,413	(5,181)	-22.0%

Primerica representatives Senior Health certified	42,147	60,412	83,280	93,348	94,623	52,476	124.5%	42,147	94,623	52,476	124.5%
Senior Health submitted policies sourced by Primerica representatives	988	831	1,016	5,666	2,073	1,085	109.8%	988	2,073	1,085	109.8%

LTV per approved policy (7)	$862	$820	$868	$888	$856	$(6)	-0.7%	$862	$856	$(6)	-0.7%
CAC per approved policy (7)	$875	$1,081	$905	$722	$814	$(61)	-7.0%	$875	$814	$(61)	-7.0%
LTV / CAC multiple	1.0	x	0.8	x	1.0	x	1.2	x	1.1	x	0.1	x	nm	1.0	x	1.1	x	0.1	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different, or are expected to be, from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,412	$5,441	$5,494	$4,685	$4,993				$(419)	-7.8%	$5,412	$4,993	$(419)	-7.8%
Ceded premiums	(1,439)	(1,642)	(1,454)	(1,914)	(1,304)				136	9.4%	(1,439)	(1,304)	136	9.4%
Net premiums	3,973	3,799	4,040	2,772	3,689				(284)	-7.1%	3,973	3,689	(284)	-7.1%
Adjusted net investment income	21,004	22,538	24,414	28,940	31,392				10,388	49.5%	21,004	31,392	10,388	49.5%
Commissions and fees:
Prepaid Legal Services	4,287	4,664	5,672	3,821	3,991				(296)	-6.9%	4,287	3,991	(296)	-6.9%
Auto and Homeowners Insurance	1,591	2,056	2,647	1,994	1,831				240	15.1%	1,591	1,831	240	15.1%
Mortgage loans	4,818	3,128	2,103	1,656	1,211				(3,606)	-74.9%	4,818	1,211	(3,606)	-74.9%
Other sales commissions	1,932	2,103	2,090	1,872	1,676				(255)	-13.2%	1,932	1,676	(255)	-13.2%
Other, net	1,117	889	1,621	1,341	1,200				83	7.4%	1,117	1,200	83	7.4%
Adjusted operating revenues	38,721	39,176	42,587	42,396	44,990				6,270	16.2%	38,721	44,990	6,270	16.2%

Benefits and expenses:
Benefits and claims	1,881	3,743	2,809	3,972	4,327				2,446	130.0%	1,881	4,327	2,446	130.0%
Future policy benefits remeasurement (gain)/loss	162	36	(84)	958	(477)				(638)	nm	162	(477)	(638)	nm
Amortization of DAC	407	240	438	87	362				(45)	-11.0%	407	362	(45)	-11.0%
Insurance commissions	282	290	283	237	241				(41)	-14.6%	282	241	(41)	-14.6%
Insurance expenses	1,237	1,132	1,081	1,160	1,229				(8)	-0.6%	1,237	1,229	(8)	-0.6%
Sales commissions	5,952	5,484	5,592	4,187	4,147				(1,805)	-30.3%	5,952	4,147	(1,805)	-30.3%
Interest expense	6,853	6,814	6,802	6,768	6,690				(163)	-2.4%	6,853	6,690	(163)	-2.4%
Adjusted other operating expenses	36,475	30,530	28,974	33,788	39,480				3,005	8.2%	36,475	39,480	3,005	8.2%
Adjusted benefits and expenses	53,248	48,270	45,894	51,158	55,999				2,751	5.2%	53,248	55,999	2,751	5.2%
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)				$3,519	24.2%	$(14,527)	$(11,008)	$3,519	24.2%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2023
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$585,277	$585,277	$-	18.3%	16.9%

Fixed Income:
Treasury	20,868	21,401	(533)	0.7%	0.6%	2.17%	AAA
Government	227,578	247,938	(20,360)	7.1%	7.2%	2.99%	AA-
Tax-Exempt Municipal	33,865	36,896	(3,031)	1.1%	1.1%	2.69%	AA
Corporate	1,281,891	1,401,455	(119,564)	40.1%	40.5%	3.64%	BBB+
Mortgage Backed	420,787	488,770	(67,984)	13.2%	14.1%	2.97%	AAA
Asset Backed	171,255	185,201	(13,946)	5.4%	5.4%	3.91%	AA
CMBS	127,718	142,789	(15,071)	4.0%	4.1%	3.47%	AA-
Private	289,201	312,794	(23,594)	9.0%	9.0%	4.70%	BBB
Redeemable Preferred	3,960	4,248	(288)	0.1%	0.1%	5.27%	BBB-
Total Fixed Income	2,577,123	2,841,493	(264,370)	80.6%	82.1%	3.57%	A

Equities and Other:
Perpetual Preferred	8,642	8,642	-	0.3%	0.2%
Common Stock	19,345	19,345	0	0.6%	0.6%
Mutual Fund	5,989	5,989	-	0.2%	0.2%
Total Equities	33,975	33,975	0	1.1%	1.0%

Total Invested Assets	$3,196,376	$3,460,746	$(264,370)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$158,538	$176,162	$(17,624)	12.4%	12.6%
Energy	138,485	149,076	(10,591)	10.8%	10.6%
Consumer Non Cyclical	131,381	145,198	(13,817)	10.2%	10.4%
Reits	116,872	134,882	(18,011)	9.1%	9.6%
Banking	113,869	117,834	(3,965)	8.9%	8.4%
Consumer Cyclical	104,832	114,279	(9,447)	8.2%	8.2%
Technology	102,709	108,906	(6,197)	8.0%	7.8%
Capital Goods	68,155	72,794	(4,639)	5.3%	5.2%
Basic Industry	66,499	73,085	(6,586)	5.2%	5.2%
Finance Companies	54,767	61,692	(6,925)	4.3%	4.4%
Electric	53,423	58,570	(5,147)	4.2%	4.2%
Transportation	52,770	57,282	(4,512)	4.1%	4.1%
Communications	46,970	50,312	(3,342)	3.7%	3.6%
Brokerage	44,092	49,428	(5,336)	3.4%	3.5%
Financial Other	8,582	9,586	(1,004)	0.7%	0.7%
Natural Gas	7,315	7,737	(422)	0.6%	0.6%
Industrial Other	6,071	6,917	(846)	0.5%	0.5%
Utility Other	4,687	5,388	(701)	0.4%	0.4%
Owned No Guarantee	1,875	2,325	(450)	0.1%	0.2%
Total Corporate portfolio	$1,281,891	$1,401,455	$(119,564)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$193,907	$196,168	$(2,261)	7.5%	6.9%	3.64%
1-2 Yrs.	254,773	262,286	(7,513)	9.9%	9.2%	3.64%
2-5 Yrs.	788,683	843,745	(55,062)	30.6%	29.7%	3.75%
5-10 Yrs.	1,065,998	1,219,338	(153,340)	41.4%	42.9%	3.37%
> 10 Yrs.	273,762	319,956	(46,194)	10.6%	11.3%	3.78%
Total Fixed Income	$2,577,123	$2,841,493	$(264,370)	100.0%	100.0%	3.57%

Duration

Fixed Income portfolio duration	4.8	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of March 31, 2023	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$591,882	20.8%
AA	319,979	11.3%
A	709,522	25.0%
BBB	1,151,885	40.5%
Below Investment Grade	63,351	2.2%
NA	4,874	0.2%
Total Fixed Income	$2,841,493	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,844	0.8%	AAA	$-	—
AA	67,753	4.8%	AA	9,232	3.0%
A	362,431	25.9%	A	71,784	22.9%
BBB	896,836	64.0%	BBB	229,996	73.5%
Below Investment Grade	58,717	4.2%	Below Investment Grade	1,783	0.6%
NA	3,874	0.3%	NA	-	—
Total Corporate	$1,401,455	100.0%	Total Private	$312,794	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$63,976	44.8%	AAA	$438,933	89.8%
AA	8,912	6.2%	AA	49,615	10.2%
A	69,901	49.0%	A	129	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	72	0.0%
NA	-	—	NA	22	0.0%
Total CMBS	$142,789	100.0%	Total Mortgage-Backed	$488,770	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$34,555	18.7%	AAA	$41,883	15.6%
AA	11,445	6.2%	AA	144,876	53.8%
A	127,917	69.1%	A	70,355	26.1%
BBB	7,797	4.2%	BBB	11,084	4.1%
Below Investment Grade	1,639	0.9%	Below Investment Grade	1,141	0.4%
NA	1,849	1.0%	NA	-	—
Total Asset-Backed	$185,201	100.0%	Total Treasury & Government	$269,339	100.0%

NAIC Designations

1	$1,376,420	55.0%
2	1,052,469	42.0%
3	64,324	2.6%
4	7,794	0.3%
5	691	0.0%
6	2,904	0.1%
U.S. Insurer Fixed Income (2)	2,504,602	100.0%
Other (3)	370,875
Cash and cash equivalents	585,277
Total Invested Assets	$3,460,754

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q1
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,889	$22,414	$23,067	$24,605	$25,806				$4,917	23.5%
Fixed-maturity securities (held-to-maturity)	15,515	15,815	16,283	16,309	16,435				920	5.9%
Equity Securities	387	371	373	377	380				(7)	-1.8%
Deposit asset underlying 10% reinsurance treaty	589	485	557	2,134	2,377				1,788	nm
Deposit asset - Mark to Market	(2,099)	(1,254)	(68)	(409)	(327)				1,772	84.4%
Policy loans and other invested assets	102	58	436	450	(72)				(174)	nm
Cash & cash equivalents	125	498	1,714	3,605	5,128				5,003	nm
Total investment income	35,508	38,387	42,362	47,072	49,727				14,219	40.0%
Investment expenses	1,088	1,288	1,733	2,233	2,227				1,139	104.7%
Interest Expense on Surplus Note	15,515	15,815	16,283	16,309	16,435				920	5.9%
Net investment income	$18,905	$21,284	$24,346	$28,530	$31,065				$12,160	64.3%
Fixed income book yield, end of period	3.18%	3.25%	3.34%	3.44%	3.57%
New money yield	3.37%	4.21%	3.93%	5.41%	5.57%

									YOY Q1
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.0%	22.0%	21.5%	21.6%	20.8%				-0.2%
AA	11.2%	11.2%	11.1%	11.5%	11.3%				0.1%
A	23.7%	23.0%	23.0%	24.6%	25.0%				1.3%
BBB	39.8%	39.6%	40.1%	39.9%	40.5%				0.7%
Below Investment Grade	3.1%	2.8%	2.7%	2.4%	2.2%				-0.8%
NA	1.2%	1.3%	1.5%	0.0%	0.2%				-1.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%				—

Average rating by amortized cost	A	A	A	A	A

		As of March 31, 2023				As of March 31, 2023			As of March 31, 2023
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$20,934	$22,148	AAA	Canada	$85,124	$93,652	AAA	$2,021	$2,118
2	Province of Ontario Canada	15,066	15,343	A+	United Kingdom	25,078	25,291	AA	—	—
3	Province of Quebec Canada	14,644	14,922	AA-	Australia	19,327	20,499	A	7,815	9,473
4	Bank of America Corp	12,985	13,177	A-	Mexico	6,586	7,692	BBB	9,603	10,634
5	Ontario Teachers' Pension Plan	12,832	14,333	AA+	France	6,160	6,392	Below Investment Grade	631	1,141
6	Province of Alberta Canada	12,068	12,831	A+	Bermuda	6,039	6,236	NA	—	—
7	Morgan Stanley	11,485	11,807	BBB+	Netherlands	5,475	5,470	Total	$20,071	$23,366
8	Wells Fargo & Co	11,043	11,291	BBB+	Ireland	5,467	5,457
9	Manulife Financial Corp	10,775	11,600	A	Japan	5,294	5,450
10	TC Energy Corp	10,342	11,644	BBB+	Malta	4,660	4,775	Non-Government Investments (1)
11	ConocoPhillips	9,514	10,700	A	Luxembourg	4,634	4,700
12	Province of Saskatchewan Canada	9,509	9,654	AA	Cayman Islands	3,579	3,620	AAA	$2,930	$2,999
13	Goldman Sachs Group Inc.	9,452	9,743	BBB+	Israel	3,510	3,558	AA	2,310	2,393
14	Enbridge Inc	9,100	9,879	BBB+	Brazil	2,455	2,681	A	40,187	42,474
15	Kemper Corp	8,370	9,094	BBB	Supranational	2,021	2,118	BBB	140,993	149,762
16	Fairfax Financial Holdings Ltd	8,363	9,802	BBB	Emerging Markets (2)	10,378	12,074	Below Investment Grade	4,034	4,181
17	Brookfield Corp	8,223	8,499	A-	All Other	20,098	21,149	NA	5,360	5,637
18	Intact Financial Corp	8,087	7,876	A+	Total	$215,885	$230,812	Total	$195,815	$207,447
19	Province of British Columbia Canada	8,029	8,331	AA
20	Western & Southern Mutual Holdings	8,014	9,457	AA
21	City of Toronto Canada	7,986	8,153	AA
22	Enterprise Products Partners	7,898	7,561	A-
23	Province of New Brunswick Canada	7,871	8,138	A+
24	Boeing Co	7,682	7,802	BBB-
25	Province of Newfoundland and Labrador	7,543	8,223	A
	Total	$257,816	$272,005

	% of total fixed income portfolio	8.1%	7.9%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2018	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Recruits	290,886	282,207	400,345	349,374	359,735	84,707	70,215	127,788	77,025	93,540

Life-insurance licensed sales force, beginning of period	126,121	130,736	130,522	134,907	129,515	129,515	130,206	132,149	134,313	135,208
New life-licensed representatives	48,041	44,739	48,106	39,622	45,147	9,983	11,529	12,518	11,117	11,118
Non-renewal and terminated representatives	(43,426)	(44,953)	(43,721)	(45,014)	(39,454)	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)
Life-insurance licensed sales force, end of period	130,736	130,522	134,907	129,515	135,208	130,206	132,149	134,313	135,208	136,430

Issued term life policies	301,589	287,809	352,868	323,855	291,918	71,324	76,946	71,104	72,544	84,561

Issued term life face amount	$95,209	$93,994	$109,436	$108,521	$103,822	$24,773	$27,651	$26,049	$25,349	$28,124

Term life face amount in force, beginning of period	$763,831	$781,041	$808,262	$858,818	$903,404	$903,404	$909,632	$914,438	$912,785	$916,808
Issued term life face amount	95,209	93,994	109,436	108,521	103,822	24,773	27,651	26,049	25,349	28,124
Terminated term life face amount	(70,291)	(71,519)	(60,848)	(64,798)	(82,894)	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)
Foreign currency impact, net	(7,708)	4,746	1,968	862	(7,524)	1,242	(3,547)	(6,669)	1,450	124
Term life face amount in force, end of period	$781,041	$808,262	$858,818	$903,404	$916,808	$909,632	$914,438	$912,785	$916,808	$922,845

Estimated annualized issued term life premium
Premium from new policies	$250.8	$244.8	$303.6	$297.2	$271.9	$65.5	$72.3	$68.0	$66.0	$70.7
Additions and increases in premium	55.2	60.2	68.9	77.0	76.7	18.4	20.6	19.5	18.2	18.2
Total estimated annualized issued term life premium	$306.0	$305.0	$372.5	$374.2	$348.5	$83.8	$92.9	$87.5	$84.2	$88.9

Investment & Savings product sales	$7,040.1	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0

Investment & Savings average client asset values	$61,842	$65,029	$69,709	$89,993	$87,193	$94,203	$87,994	$83,320	$83,256	$86,581

Closed U.S. Mortgage Volume (brokered)	$—	$31.1	$442.5	$1,229.2	$567.2	$235.9	$152.7	$99.8	$78.9	$55.6

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